UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2026

Commission file number: 001-41778

LQR House Inc.

(Exact name of registrant as specified in its charter)

Delaware	86-1604197
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6538 Collins Ave. Suite 344	5306 Six Forks Rd Ste 107 PMB1290
Miami Beach, Florida 33141	Raleigh, NC 27609
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(Address of principal executive offices, including zip code)

Tel: (786) 389-9771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	YHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K filed by LQR House Inc. (the “Company”) with the U.S. Securities and Exchange Commission on April 15, 2026 (the “Original Report”), which reported, among other matters, the Company’s entry into a Share Purchase Agreement (the “Agreement”) with Fusion Five Continents Securities Limited, a New Zealand limited company (the “Target”), and Dean Shields, as seller, pursuant to which the Company agreed to acquire all of the issued and outstanding shares of the Target in multiple closings.

This Amendment is being filed to (i) provide the information required by Item 2.01 of Form 8-K with respect to the Company’s acquisition of 24% of the outstanding shares of the Target on April 24, 2026 and (ii) provide the financial statements of Fusion Five Continents Securities Limited required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which were not included in the Original Report. The financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K are being filed pursuant to Item 9.01(a)(4) of Form 8-K, which permits such information to be filed by amendment not later than 71 calendar days after the date on which the initial report on Form 8-K reporting the acquisition was required to be filed.

Except as set forth herein, this Amendment does not modify or update any other disclosure contained in the Original Report. This Amendment should be read in conjunction with the Original Report and the Company’s other filings with the Commission.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 24, 2026, the Company completed the initial closing contemplated by the Agreement and acquired 2,400 ordinary shares of the Target, representing 24% of the outstanding shares of the Target. On June 1, 2026, the Company completed an additional closing under the Agreement, acquiring an additional 3,000 ordinary shares of the Target, representing an additional 30% of the Target’s outstanding shares, resulting in the Company owning 54% of the Target’s outstanding shares.

The information set forth under Item 1.01 of the Original Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of the Target as of March 31, 2026 and 2025, and for the years then ended, together with the notes thereto and the report of the independent registered public accounting firm thereon, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company and the Target as of March 31, 2026, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 and the three months ended March 31, 2026, and the related notes thereto, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Enrome LLP, the independent auditor of Fusion Five Continents Securities Limited
99.1	Audited Financial Statements of Fusion Five Continents Securities Limited as of March 31, 2026 and 2025 and for the years then ended.
99.2	Unaudited Pro Forma Combined Financial Information as of March 31, 2026, for the three months ended March 31, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LQR HOUSE INC.

Date: August 10, 2026	By:	/s/ Sean Dollinger
Sean Dollinger
Chief Executive Officer
(Principal Executive Officer)

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